Exhibit 99.1

BASSETT INDUSTRIES ALTERNATIVE

ASSET FUND, L.P.

FINANCIAL STATEMENTS

AND

INDEPENDENT AUDITORS’ REPORT

DECEMBER 31, 2003

A CLAIM FOR EXEMPTION FROM CERTAIN REGULATORY REPORTING REQUIREMENTS HAS BEEN MADE TO THE COMMODITY FUTURES TRADING COMMISSION PURSUANT TO COMMISSION REGULATION 4.7 BY THE COMMODITY POOL OPERATOR OF BASSETT INDUSTRIES ALTERNATIVE ASSET FUND, L.P.

BASSETT INDUSTRIES ALTERNATIVE ASSET FUND, L.P.

CONTENTS

Affirmation of the Commodity Pool Operator	1

Independent Auditors’ Report	2

Financial Statements

Statement of Financial Condition	3

Statement of Operations	4

Statement of Changes in Partners’ Capital	5

Statement of Cash Flows	6

Condensed Schedule of Investments	7

Notes to Financial Statements	8-10

BASSETT INDUSTRIES ALTERNATIVE ASSET FUND, L.P.

AFFIRMATION OF THE COMMODITY POOL OPERATOR

To the best of the knowledge and belief of the undersigned, the information contained in the annual report for the year ended December 31, 2003 is accurate and complete.

/s/ Louis W. Moelchert, Jr.
Louis W. Moelchert, Jr., Managing Member
Private Advisors, L.L.C.
General Partner for
Bassett Industries Alternative Asset Fund, L.P.

Commodity Pool Operator:

Private Advisors, L.L.C

1801 Bayberry Court, Suite 303

Richmond, VA 23226

(804) 289-6000

Commodity Pool:

Bassett Industries Alternative Asset Fund, L.P.

INDEPENDENT AUDITORS’ REPORT

To the Partners of Bassett Industries Alternative Asset Fund, L.P.

We have audited the accompanying statement of financial condition of Bassett Industries Alternative Asset Fund, L.P., including the condensed schedule of investments, as of December 31, 2003, and the related statements of operations, changes in partners’ capital and cash flows for the year then ended. These financial statements are the responsibility of the General Partner of Bassett Industries Alternative Asset Fund, L.P. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the General Partner, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bassett Industries Alternative Asset Fund, L.P. as of December 31, 2003, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Rothstein, Kass & Company, P.C.

Roseland, New Jersey

April 24, 2004

BASSETT INDUSTRIES ALTERNATIVE ASSET FUND, L.P.

STATEMENT OF FINANCIAL CONDITION

December 31, 2003

ASSETS
Investments in investment companies, at fair value (cost $32,191,281)	$45,559,549

Cash and cash equivalents	326,761

$45,886,310

LIABILITIES AND PARTNERS’ CAPITAL

Liabilities
Accrued expenses	$7,439

Partners’ capital	45,878,871

$45,886,310

See accompanying notes to financial statements.

BASSETT INDUSTRIES ALTERNATIVE ASSET FUND, L.P.

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

Investment income, interest	$12,144

Expenses
Management fee	423,820
Professional fees and other	18,541

Total expenses	442,361

Net investment income (loss)	(430,217)

Equity in net earnings (net loss) of investments in investment companies	5,510,344

Net income	$5,080,127

See accompanying notes to financial statements.

BASSETT INDUSTRIES ALTERNATIVE ASSET FUND, L.P.

STATEMENT OF CHANGES IN PARTNERS’ CAPITAL

Year Ended December 31, 2003

	General Partner	Limited Partner	Total
Partners’ capital, beginning of period	$15,676	$40,783,068	$40,798,744
Net income	1,952	5,078,175	5,080,127

Partners’ capital, end of period	$17,628	$45,861,243	$45,878,871

See accompanying notes to financial statements.

BASSETT INDUSTRIES ALTERNATIVE ASSET FUND, L.P.

STATEMENT OF CASH FLOWS

Year Ended December 31, 2003

Cash flows from operating activities
Net income	$5,080,127
Adjustments to reconcile net income to net cash provided by
(used in) operating activities:
Equity in net earnings of investments in investment companies	(5,510,344)
Changes in operating assets and liabilities:
Cost of investments in investment companies	17,787,166
Accrued expenses	(147,456)

Net cash provided by (used in) operating activities	17,209,493

Cash flows from financing activities
Capital withdrawals, including payment of withdrawals payable	(17,000,000)

Net increase (decrease) in cash and cash equivalents	209,493

Cash and cash equivalents, beginning of period	117,268

Cash and cash equivalents, end of period	$326,761

See accompanying notes to financial statements.

BASSETT INDUSTRIES ALTERNATIVE ASSET FUND, L.P.

CONDENSED SCHEDULE OF INVESTMENTS

December 31, 2003

	Percentage of Partners’ Capital	Fair Value	Investment Objective
Investments in Investment Companies
Styx Partners, L.P.	38.4%	$17,596,163	Direct Lending
HBK Fund, L.P.	21.0	9,626,000	Multi-Strategy
*Securities Sold Short
Government Bonds

US Treasury, interest rates 1.25% - 4.38% maturities Dec 2004 - Nov 2008, valued at $2,630,852,000 The Fund’s proportionate share of this investment is $5,046,287

Japanese Government Bonds, interest rates 0.80%-2.00%, maturities Mar 2009 - Dec 2012, valued at $1,615,927,000 The Fund’s proportionate share of this investment is $3,099,540

Contrarian Capital Trade Claims, L.P.	17.9	8,190,099	Distressed

Merced Partners Limited Partnership	15.1	6,945,731	Multi-Strategy

BBT Partners, L.P.	5.6	2,549,160	Multi-Strategy

Other	1.3	652,396

Total (cost $32,191,281)	99.3%	$45,559,549

*	These investments are disclosed because the Fund’s proportionate share of these investments exceeds 5% of the Fund’s partners’ capital.

See accompanying notes to financial statements.

BASSETT INDUSTRIES ALTERNATIVE ASSET FUND, L.P.

NOTES TO FINANCIAL STATEMENTS

1. Nature of operations and summary of significant accounting policies

Nature of Operations

Bassett Industries Alternative Asset Fund, L.P. (the “Fund”), a Delaware limited partnership, commenced operations on July 1, 1998. Private Advisors, LLC is the General Partner (“General Partner”) of the Fund. Bassett Furniture Industries, Inc and the General Partner are currently the only partners.

The objective of the Fund is to achieve consistent, positive returns, while attempting to reduce risk and volatility, by placing its capital with a variety of investment companies and experienced portfolio managers. Such hedge funds and portfolio managers will employ a variety of trading styles or strategies, including, but not limited to, convertible arbitrage, merger or risk arbitrage, distressed debt, long/short equity, multi-strategy and other market-neutral strategies. The General Partner has discretion to make all investment and trading decisions, including the selection of investment managers. The General Partner will select portfolio managers on the basis of various criteria, including, among other things, the manager’s investment performance during various time periods and market cycles, the company’s infrastructure, and the manager’s reputation, experience, training and investment philosophy. In addition, the General Partner will require that each portfolio manager have a substantial personal investment in the investment program. Refer to the Fund’s offering memorandum for more information.

Cash and Cash Equivalents

The fund considers its investment in a short-term money market funds to be a cash equivalent.

Investments in Investment Companies

In accordance with the Limited Partnership Agreement, investments in investment companies are valued by the General Partner at fair value utilizing the net asset valuations provided by the underlying investment companies, unless the General Partner determines some other valuation is more appropriate. Substantially all of the underlying investments of the investment companies are compromised of cash and cash equivalents and readily marketable securities.

Investment Income

Interest is recognized on the accrual basis.

Income Taxes

The Fund does not record a provision for income taxes because the partners report their share of the Fund’s income or loss on their income tax returns. The financial statements reflect the Fund’s transactions without adjustment, if any, required for income tax purposes.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the General Partner to make estimates and assumptions that affect the amounts disclosed in the financial statements. Actual results could differ from those estimates.

BASSETT INDUSTRIES ALTERNATIVE ASSET FUND, L.P.

NOTES TO FINANCIAL STATEMENTS

2. Allocation of net profits and losses

In accordance with the Limited Partnership Agreement, profits and losses of the Fund are allocated to partners according to their respective interests in the Fund.

3. Related party transactions

The Fund pays the General Partner, a quarterly management fee equal to 0.25% (1.0% per annum) of the Fund’s net asset value at the beginning of each quarter.

4. Investments in investment companies

As of December 31, 2003, the Fund invested in other investment companies, none of which were related parties.

The following table summarizes the Fund’s investments in investment companies as of December 31, 2003. Investment companies in which the Fund invested 5% or more of its net assets are individually identified, while smaller investments are aggregated. The management agreements of the investee funds provide for compensation to the managers in the form of fees ranging from 1.0% to 1.5% annually of net assets and performance incentive allocations equal to 20% of net profits earned.

Investment	% of Fund’s Net Assets	Fair Value	Redemptions Permitted	Annual Fee Percentages
				Management	Incentive
Styx Partners, L.P.	38.4%	$17,596,163	Annually	1.00%	20.00%
HBK Fund, L.P.	21.0	9,626,000	Quarterly	1.50	20.00
Contrarian Capital Trade Claims, L.P.	17.9	8,190,099	Annually	1.50	20.00
Merced Partners Limited Partnership	15.1	6,945,731	Annually	1.50	20.00
BBT Partners, L.P.	5.6	2,549,160	Quarterly	1.50	20.00
Other	1.3	652,396

Total	99.3%	$45,559,549

The General Partner was unable to obtain the specific fee amounts for the above funds. The applicable fee percentage was substituted for the fee amounts.

BASSETT INDUSTRIES ALTERNATIVE ASSET FUND, L.P.

NOTES TO FINANCIAL STATEMENTS

5. Financial highlights

Financial highlights for the year ended December 31, 2003 are as follows:

Total return	12.5%

Ratio to average limited partners’ capital Expenses	1.0%

Net investment income (loss)	(1.0)%

Financial highlights are calculated for the limited partner taken as a whole.